UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2010

Corcept Therapeutics Incorporated

(Exact name of registrant as specified in its charter)

000-50679

(Commission File Number)

Delaware	77-0487658
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

149 Commonwealth Drive

Menlo Park, CA 94025

(Address of principal executive offices, with zip code)

(650) 327-3270

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into A Material Definitive Agreement

On April 21, 2010, we entered into a Warrant Purchase Agreement, or the Purchase Agreement, with the purchasers named therein, or the Purchasers. Pursuant to the Purchase Agreement, we agreed to sell warrants to purchase shares of our common stock, par value $0.001 to the Purchasers who agreed to exercise the warrants they purchased pursuant to the Securities Purchase Agreement, dated October 16, 2009, among us and the purchasers named therein, at an exercise price of $1.66 per share. Pursuant to the exercise of warrants, the Purchasers purchased an aggregate of 4,286,395 shares of our common stock, resulting in gross proceeds to us of approximately $7.1 million. We also sold to the Purchasers warrants to purchase an aggregate of 4,286,395 shares of our common stock at price of $0.125 per share of common stock underlying the warrants for additional gross proceeds of approximately $0.5 million. These warrants have an exercise price per share of $2.96, the consolidated closing bid price of our common stock on the Nasdaq Capital Market on April 21, 2010. The sale of shares of common stock pursuant to the exercise of warrants and the sale of the warrants, which we collectively refer to as the Transactions, were completed on April 21, 2010. The Purchasers included Longitude Venture Partners, L.P. and Sutter Hill Ventures, venture capital firms that are significant stockholders of our company, as well as various entities and individuals related to these firms. The Purchasers also included Ingalls & Snyder, Federated Kaufmann Fund, trusts and other entities related to members of our Board of Directors, including G. Leonard Baker, Jr., Joseph C. Cook, Jr., Patrick G. Enright and David L. Mahoney, and other accredited investors. Mr. Enright is a managing director of Longitude Venture Partners, L.P. and Mr. Baker is a partner and managing director of Sutter Hill Ventures.

In connection with the Purchase Agreement, on April 21, 2010, we entered into a Registration Rights Agreement, or the Registration Rights Agreement, with the Purchasers. Pursuant to the Registration Rights Agreement, we agreed to prepare and file a registration statement with the Securities and Exchange Commission, or the SEC, on or prior to May 31, 2010 for purposes of registering the resale of the shares underlying the warrants and any shares of common stock issued as a dividend or other distribution with respect to the such shares. We agreed to use our reasonable best efforts to cause this registration statement to be declared effective by the SEC within 90 days after the closing of the Transactions (105 days in the event the registration statement is reviewed by the SEC). We also agreed, among other things, to indemnify the selling holders under the registration statement from certain liabilities and to pay all fees and expenses (excluding underwriting discounts and selling commissions and all legal fees of any selling holder) incident to our obligations under the Registration Rights Agreement.

We intend to use the net proceeds from the Transactions to fund the completion of our Phase 3 trial of CORLUX® for Cushing’s Syndrome, the submission of our Cushing’s Syndrome NDA and our Phase 1 study of our lead selective cortisol receptor (GR-II) antagonist, CORT 108297, as well to fund working capital and for general corporate purposes.

The foregoing description of the Transactions is only a summary and is qualified in its entirety by reference to the Purchase Agreement, the related form of warrant and the Registration Rights Agreement, copies of which are attached as Exhibits 10.1, 4.1 and 4.2, respectively, to this Current Report on Form 8-K.

Statements made in this current report on Form 8-K, other than statements of historical fact, are forward-looking statements, including, for example, statements relating to our clinical development programs and our spending plans, including the intended use of the proceeds from the Transactions. Forward-looking statements are subject to a number of known and unknown risks and uncertainties that might cause actual results to differ materially from those expressed or implied by such statements. For example, there can be no assurances with respect to the commencement, pace of enrollment, cost, rate of spending, completion or success of clinical trials; there can be no assurance with respect to the consummation of financing activities; financial projections may not be accurate; there can be no assurances that we will pursue further activities with respect to the clinical development of CORLUX or CORT 108297. These and other risk factors are set forth in our annual report on Form 10-K for the fiscal year ended December 31, 2009 and subsequent SEC filings. We disclaim any intention or duty to update any forward-looking statement made in this current report on Form 8-K.

Item 3.02	Unregistered Sales of Equity Securities

The information contained in Item 1.01 is incorporated herein by reference.

The Transactions were exempt from registration pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(2) the Securities Act of 1933, as amended, and Regulation D under the Securities Act of 1933, as amended, or the Securities Act. Each Purchaser represented that (a) it is an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act or a “Qualified Institutional Buyer” within the meaning of Rule 144A promulgated under the Securities Act, (b) it is acquiring the warrants in the ordinary course of its business and for its own account for investment only and with no present intention of distributing any of such warrants or any arrangement or understanding with any other persons regarding the distribution of such warrants, except in compliance with the Securities Act, applicable blue sky laws, and the rules and regulations promulgated thereunder and (c) has requested, received, reviewed and considered all information such Purchaser deems relevant in making an informed decision to purchase the warrants. Appropriate legends are affixed to the warrants. The securities sold and issued in connection with the Purchase Agreement have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from the registration requirements.

Item 8.01	Other Information

On April 22, 2010, we issued a press release announcing the Transactions, which is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

4.1	Form of Warrant issued in connection with the Warrant Purchase Agreement dated as of April 21, 2010 by and among Corcept Therapeutics Incorporated and the purchasers named therein.

4.2	Registration Rights Agreement dated as of April 21, 2010 by and among Corcept Therapeutics Incorporated and the investors signatory thereto.

10.1	Warrant Purchase Agreement dated as of April 21, 2010 by and among Corcept Therapeutics Incorporated and the purchasers named therein.

99.1	Press Release of Corcept Therapeutics Incorporated dated April 22, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORCEPT THERAPEUTICS INCORPORATED

Date: April 23, 2010	By:	/s/ CAROLINE M. LOEWY
Caroline M. Loewy
Chief Financial Officer

EXHIBIT INDEX

4.1	Form of Warrant issued in connection with the Warrant Purchase Agreement dated as of April 21, 2010 by and among Corcept Therapeutics Incorporated and the purchasers named therein.

4.2	Registration Rights Agreement dated as of April 21, 2010 by and among Corcept Therapeutics Incorporated and the investors signatory thereto.

10.1	Warrant Purchase Agreement dated as of April 21, 2010 by and among Corcept Therapeutics Incorporated and the purchasers named therein.

99.1	Press Release of Corcept Therapeutics Incorporated dated April 22, 2010.